HLSS Servicer Advance Receivables Trust Investor Presentation Exhibit 99.1

FORWARD-LOOKING STATEMENTS:
OUR PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS THAT ARE MADE PURSUANT TO
THE SAFE HARBOR PROVISIONS OF THE FEDERAL SECURITIES LAWS.  THESE FORWARD-LOOKING STATEMENTS
MAY BE IDENTIFIED BY A REFERENCE TO A FUTURE PERIOD OR BY THE USE OF FORWARD-LOOKING
TERMINOLOGY.  THEY MAY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL
RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS.
NON-GAAP MEASURES:
OUR PRESENTATION CONTAINS REFERENCES TO SERVICING REVENUE AND SERVICING EXPENSE, WHICH ARE
NON-GAAP PERFORMANCE MEASURES. WE BELIEVE THESE NON-GAAP PERFORMANCE MEASURES MAY
PROVIDE ADDITIONAL MEANINGFUL COMPARISONS BETWEEN CURRENT RESULTS AND RESULTS IN PRIOR
PERIODS. NON-GAAP PERFORMANCE MEASURES SHOULD BE VIEWED IN ADDITION TO, AND NOT AS AN
ALTERNATIVE FOR, THE COMPANY’S REPORTED RESULTS UNDER ACCOUNTING PRINCIPLES GENERALLY
ACCEPTED IN THE UNITED STATES.
Disclaimer
2

Table of Contents Agenda 1. HLSS Overview 2. Ocwen Overview 3. HSART Master Trust Overview 4. Appendices 3

HLSS Overview 4

HLSS Overview
HLSS Overview
HLSS is an independent acquirer of high quality mortgage servicing assets
Mortgage servicing advances
Rights to fees from servicing non-agency mortgage loans (rights to MSRs)
HLSS launched in March 2012 using the $180.5mm in net proceeds from its IPO and Private Placement to acquire rights to
MSRs with $15.2bn UPB from Ocwen
Since the IPO, HLSS has raised an additional $730.6mm of total equity in two follow-on offerings.  Proceeds were primarily used to purchase rights to MSRs and servicing advance assets from Ocwen with $67.5bn UPB
The company has engaged Ocwen to service the mortgage loans underlying its mortgage servicing assets. HLSS does not intend to develop its own mortgage servicing platform and does not originate or purchase mortgage loans
The company’s primary objective is to deliver attractive and consistent risk-adjusted returns to shareholders. HLSS intends to distribute at least 90% of its net income over time to shareholders in the form of a monthly cash dividend
Company Overview
Remaining Ocwen portfolio includes similar assets with
approximately $29bn UPB available for purchase by HLSS
Purchase of Homeward and the announced acquisition of
ResCap by Ocwen will add $120bn in UPB to purchase
pipeline
HLSS will complete large bulk purchases using
proceeds from follow-on equity raises
HLSS will use cash flow from operations to purchase
MSR & servicing advances from Ocwen on a flow basis
Currently focused on the Alt-A and Subprime sectors
May consider purchasing from third-parties, but view
Ocwen-serviced assets as a priority in the near-term
Growth Plan
Earned $6.6mm, or $0.37 per ordinary share, exceeding
guidance
Declared dividends totaling $5.9mm for the quarter, or
$0.30 per ordinary share
Increased UPB to $46.5bn and improved the ratio of
advances to UPB to 3.11%
Earnings include a $0.03 per share benefit from reduced
amortization due to several factors that reduced the
prepayment speed to 12.6% from 15.2% in the second
quarter
Third Quarter Financial Highlights
HLSS has built a portfolio of high quality mortgage servicing assets and continues to grow through its strategic relationship with Ocwen
5

July August
March 2012
Gross proceeds of $196.6mm
from an IPO and Private
Placement and acquisition of
rights to MSRs with $15.2bn UPB
Acquired HomEq servicer
advance facility with $413.4mm of
servicer advance receivables
May 2012
Acquired rights to MSRs
with $2.9bn UPB
Included $92.2mm of
servicer advance
receivables
August 2012
Acquired rights to MSRs
with $2.1bn UPB
Included $68.2mm of
servicer advance
receivables
September 2012
Purchased rights to MSRs
with $21.2bn UPB
Included $702.7mm of
servicer advance
receivables
September 2012
Priced a follow-on
equity offering with
gross proceeds of
approximately
$249.9mm
September 2012
Acquired rights to MSRs
with $6.7bn UPB
Included $225.4mm of
servicer advance
receivables
June May April March October September
Portfolio Acquisitions and Milestones
HLSS has steadily acquired the rights to MSRs and related servicer advances from Ocwen which continue to be serviced by Ocwen via servicing/subservicing agreements
HLSS Overview
HLSS has acquired $3.2bn of servicer advance receivables since its IPO in March 2012
November December
December 2012
Priced a follow-on equity
offering with gross
proceeds of approximately
$480.7mm
December 2012
Acquired rights to MSRs with
$34.6bn UPB
Included $1.7bn of servicer
advance receivables
6

Veteran management team with extensive mortgage servicing experience
HLSS Overview
HLSS Leadership Team
Served as Chairman since the
inception of HLSS
Chairman of Ocwen since September
1996 and Altisource since 2009
CEO of Ocwen Financial from
January 1988 to May 1998
Managing General Partner of The
Oxford Financial Group (predecessor
of Ocwen) from 1983 to 1995
William C. Erbey
Served as a director since October
2011 and was appointed President in
March 2012
Previously served as CFO and Chief
Accounting Officer and EVP at Ocwen
Financial, Ocwen Asset Management
and Ocwen Loan Servicing
Duties included directing Ocwen's
Advance Facility
John P. Van Vlack
Serves as CFO and SVP
Previously served as VP of Ocwen
Financial
Duties included directing Ocwen's
Advance Facility
Previously held several positions at
AT&T, including CFO of National
Business Markets, Online Markets
and BellSouth Community
Technologies
James E. Lauter
Serves as Treasurer and SVP
Previously served as Senior VP and
Treasurer of Ocwen Financial
Worked at Ocwen since 1995,
primarily in Treasury, Capital Markets
and Servicing Acquisitions
Previously employed by Deloitte as a
Senior Analyst on the CMO team
New York Certified Public Accountant
Richard Delgado
General Counsel and SVP
Previously served as Senior VP and
Deputy General Counsel of Ocwen
Financial
Duties included directing transactional
legal matters
Served as Associate General Counsel
at Fannie Mae prior to joining Ocwen
Michael J. McElroy
SVP of Investor Relations and Capital
Markets
Previously served as investment
banker at UBS and J.P. Morgan
Duties included capital raising for
financial services companies,
including Ocwen
Ran Alternative Capital Markets
group at UBS
Bryon E. Stevens
7

Cash &
Reserves
$79.1
($ in Millions)
(1)
Rights to
MSRs
$177.7
Servicing
Advances
$1,446.1
HLSS has Limited Asset Valuation Risk
90% of assets are Servicing Advances or Cash which are
carried at par and have no valuation risk
10% of assets have a stable valuation history
Rights to MSRs represent the present value of future
servicing fees, less expenses
Minimal correlation between prepayment speed and
interest rates on non-agency mortgages
Ocwen has never experienced a valuation impairment
holding similar assets
If loan proceeds are ever insufficient, recovery is from
collections on other loans in RMBS trust
HLSS Overview
September 30, 2012
Servicing Advances Risk
8
1. Reserves associated with the Advance Financing Facility
The bulk of HLSS Assets are servicing advances
Total Assets
Servicing Advances & Cash 1,525.2 90%
MSRs 177.7 10%
$1,702.9 100%

$46.5 Billion
UPB
$44.8 Billion
$1.7 Billion
96.3% Downside
Protection
HLSS Assets
Assets are a 4% First-Priority Claim
No credit risk due to over
collateralization
Advances are recovered at “top-of-
the-waterfall” from loan proceeds
If loan proceeds are ever
insufficient, recovery is from
collections on other loans in RMBS
trust
Over Collateralization Overview
(1)
HLSS Overview
~96.3% decline in real estate value would be required to impair HLSS’ assets
9
1. Balance as of September 30, 2012

HLSS expects to be a regular issuer in the Term ABS markets as it continues to acquire servicing advance assets from Ocwen
HLSS Overview
HLSS Term Note Issuance Program
Ocwen's purchase of Homeward in Dec 2012 and announced acquisition of ResCap will add $120bn in similar available assets
HLSS intends to continue acquiring rights to MSRs and the associated servicing advance assets held by Ocwen through ongoing flow transactions and bulk purchases
Developing efficient funding sources for the servicer advance assets will be a key focal point, and HLSS intends to access the Term ABS markets frequently with multiple issuances expected per year
On December 26, 2012, in connection with the acquisition of the rights to MSRs with approximately
$34.6bn UPB, HLSS amended and upsized its existing HLSS Master Trust servicer advance facility
HLSS purchased $1.74bn in servicing advances and related pooling and servicing agreements
$1.6bn VFN capacity used to fund the purchase
10
Ocwen has an existing portfolio of servicing rights of more than $29bn in securitized non-agency UPB available for purchase and continues to seek more acquisition opportunities

HLSS HOME LOAN SERVICING SOLUTIONS™

Outstanding ($ in millions)
Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18

Outstanding ($ in millions)
Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18

HLSS Overview
HLSS Term Note Issuance Program
HLSS is expected to continue its presence in the Term ABS market in order to efficiently finance future acquisitions of servicing advance assets and refinance existing notes as they mature
11
1. This includes VFN committed amount as of January 23, 2013
0
100
200
300
400
500
600
700
A-1+
BBB
A
AA
AAA
0
200
400
600
800
1,000
1,200
1,400
A-1+
BBB
A
AA
AAA
HSART Maturity Distribution (ex. VFNs)
Quarter Quarter
On January 22, 2013, HLSS issued a series of term notes that were utilized to refinance VFN balances associated with the December bulk purchase
The issuance successfully refinanced more costly VFN financing within the master trust servicer advance facility
$1.15bn of combined one-year, three-year and five-year medium term notes rated AAA to BBB (S&P)
– Marked the first 5yr offered note secured by servicing advance receivables (“SAR”)
HSART Maturity Distribution (includes VFN)
(1)

Ocwen Overview 12

The HLSS-Ocwen subservicing relationship allows HLSS to benefit from Ocwen’s industry expertise and previous experience servicing the assets
Ocwen Overview
HLSS-Ocwen Subservicing Relationship
HLSS has engaged Ocwen to service the HLSS
portfolio.  Ocwen is also expected to be engaged
as subservicer on foreseeable future asset
acquisitions
The majority of Ocwen’s subservicing fee is
structured as an incentive fee which rewards
collateral performance thereby reducing HLSS’
cost of advance financing
All current HLSS assets were acquired from
Ocwen.  As a result, Ocwen has substantial
previous experience servicing the HLSS portfolio
HLSS does not have and does not intend to
develop its own mortgage servicing platform
Ocwen has begun to migrate to a fee-for service
model with lower leverage and lower balance
sheet requirements
HLSS-Ocwen Relationship Overview
Pure play mortgage servicer with $5.1bn in market
capitalization
(1)
Ocwen services loans across all 50 states, the District
of Columbia and two U.S. territories providing
geographic diversification for its servicing portfolio
Servicing portfolio of 805,427 loans and real estate
assets with $127bn UPB as of Sept 30, 2012
Ocwen has completed over 200,000 loan
modifications since January 2008
20+ years of innovation in loss mitigation
#1 in servicing quality in third party studies of
servicers
Low cost, scalable servicing platform and technology
Ocwen Servicing Highlights
1. As of Jan 22, 2013, based upon a share price of $37.77 and outstanding shares of 135.0mm.
13

19 bps
Subservicing Fee
paid to Ocwen
13 bps Incentive
Fee
6 bps
Base Fee
~70%
Downside
Protection
~30%
Base Fee
Incentive fee establishes an effective floor on yield while maintaining upside potential
Subservicing Fee Adjusts to
Support Targeted Yield
HLSS’ largest expense can be
reduced by up to 70% to stabilize
earnings
Protects against higher interest
expense if Servicing Advances
increase
HLSS benefits from lower interest
expense if Servicing Advances
decrease
Subservicing Fee
(1)
14
1. Amounts based on 49 bps servicing fee earned and 30 bps retained fee in Q3. The incentive fee is the servicing fee minus the base fee and the retained fee
Ocwen Overview

Ocwen Overview
Global Servicing Platform
Ocwen employs over 6,000 professionals and staff worldwide
(1)
Houston, TX
Bangalore, India
Mumbai, India
Montevideo,
Uruguay
Atlanta, GA
West Palm Beach, FL
St. Croix, US
Virgin Islands
1. As of December 31, 2012.
Mount Laurel, NJ
Dallas, TX
Pune, India
15

Ocwen Overview
Ocwen Servicing Portfolio History
Performance and Proven Ability to Ramp Up
Date Portfolio Number of Loans UPB ($bn) Days to Board
2009 Q3 Freddie Mac - TBW DQ Loan Subservicing 24,000 $4.2 11 days
2009 Q3
to 2010 Q3
Freddie Mac - TBW DQ Loan - Monthly Flow
1,500
to 5,000
Varied 30 days
2009 Q4 Undisclosed - Subprime Subservicing 62,000 $9.6 45 days
2010 Q1 Saxon - MSR Purchase 36,000 $6.7 45 days
2010 Q3 HomEq - MSR Purchase 134,000 $22.3 90 days
2011 Q2 Undisclosed - Subprime Subservicing 13,000 $3.2 45 days
2011 Q3 Litton - MSR Purchase 156,000 $ 23.2 90 days
2011 Q4 Litton - MSR Purchase 87,000 $14.7 150 days
2012 Q2 Saxon and JPMorgan Chase - MSR Purchases 104,000 $20.2 90 days
2012 Q2 Bank of America - MSR Purchase 53,000 $10.7 90 days
2012 Q2 Aurora Bank - MSR Purchase 3,316 $1.8 75 days
2012 Q2 Large Bank Subservicing - Held For Investment Loans 9,000 $1.8 120 days
2012 Q3 Fannie Mae / Freddie Mac – MSR Purchases 1,700 $0.3 45 days
2012 Q3 Fannie Mae – MSR Purchases 7,100 $2.2 45 days
16
Ocwen has a successful history of boarding and managing mortgage servicing portfolios

Ocwen Overview
Ocwen Servicing Portfolio Update
Litton
Acquisition meeting or exceeding pro forma expectations
Delinquencies have been reduced substantially since boarding, 6 point drop in delinquencies
Boarded approximately 240,000 loans of which 1/3 were 60+days delinquent while quickly improving performance and proving the scalability of Ocwen’s servicing platform
Saxon
MSR portfolio of approximately $22.2bn UPB of Agency and Non-Agency mortgages acquired April 2, 2012
Also included acquisition of subservicing agreements relating to $2.7bn UPB of Agency and Non-Agency mortgages
Ocwen already sub-serviced approximately $9.9bn of this UPB
Acquisition already showing good results in delinquency and advance reduction
JPM Chase
Acquired MSRs for approximately $8.0bn UPB of non-prime loans on April 2, 2012
Simultaneous close of 104,000 Saxon and Chase loans demonstrates the flexibility and scalability of Ocwen’s platform
Aurora Commercial Portfolio
Acquired servicing of 3,316 commercial mortgage loans with $1.8bn UPB on May 31, 2012
Bank of America
Boarding completed for the GSE portfolio of $10.7bn UPB acquired on May 22, 2012
Homeward
Acquired Homeward Residential Holdings, Inc., existing origination and residential mortgage loan servicing platform of approximately $77bn in UPB on December 27, 2012
ResCap
Pending acquisition of mortgage servicing and origination platform assets of Residential Capital, LLC (expected to close in
Q1 2013)
$203.7bn in UPB consists of $126.6bn in MSRs, $31bn in subservicing and $46bn in master servicing
Genworth
Announced acquisition of Genworth Financial Home Equity Access, Inc. reverse mortgage business
17

HLSS HOME LOAN SERVICING SOLUTIONS™

May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12

May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12

For acquired portfolios, superior loss mitigation processes enable Ocwen to reduce delinquency rates and advances
Ocwen Overview
Ocwen Servicing Effectiveness
90+ Days Delinquent by Portfolio (1) Advances as a % of UPB (2)
1. Based on UPB where Ocwen is required to make servicer advances as of 9/30/2012.
2. HomEq and some other advances are not on Ocwen’s books due to transfer to HLSS.
18
18%
23%
28%
33%
38%
43%
48%
Legacy Ocwen Saxon HomEq
Litton Saxon New Chase
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
Legacy Ocwen Saxon HomEq
Litton Saxon-New Chase
Reducing delinquencies and advances creates value through lower capital requirements, lower interest expense and lower operating costs

Ocwen Overview
Ocwen Servicing Portfolio Details
Residential Assets Serviced
Unpaid Principal Balance
Performing Loans
(1)
94,726,687 $
74.5%
71,900,689 $
70.4%
52,071,145 $
70.5%
Non-Performing Loans 26,639,871 21.0% 24,097,130 23.6% 15,903,038 21.5%
Non-Performing Real Estate 5,700,122 4.5% 6,201,403 6.1% 5,912,208 8.0%
Total Residential Assets Serviced
(2)
127,066,680 $      100.0% 102,199,222 $      100.0% 73,886,391 $       100.0%
HLSS Assets Serviced by Ocwen 81,089,850 $       63.8%
Loan Count
Performing Loans
(1)
640,690
79.5%
516,923
77.0%
367,213
76.6%
Non-Performing Loans 134,445 16.7% 123,584 18.4% 82,204 17.2%
Non-Performing Real Estate 30,292 3.8% 31,116 4.6% 29,748 6.2%
Total Residential Assets Serviced
(2)
805,427               100.0% 671,623               100.0% 479,165               100.0%
Percent of total UPB
Servicing Portfolio 86.5% 77.0% 69.4%
Subservicing Portfolio 13.5% 23.0% 30.6%
Non-Performing, Excl. FHLMC
(4)
18.6% 27.9% 27.3%
Average CPR
September 30, 2012 December 31, 2011 December 31, 2010
14.7% 14.4% 12.7%
($ in thousands)
19
(3)
Ocwen reduced delinquencies even with adding highly delinquent portfolios
1. Performing loans include those loans that are current (less than 90 days past due) and those loans for which borrowers are making scheduled payments under loan modification, forbearance or bankruptcy plans. We consider all other loans to be non-performing.
2. Subprime loans represent the largest category, or strata, of residential loans that we service. At September 30, 2012, we serviced 609,304 subprime loans with a UPB of $93,212,794. This compares to 548,504 subprime loans with a UPB of $84,726,233 at December 31, 2011 and 350,633 subprime loans with a UPB of $54,897,375 at June 30, 2011.
3. Includes the Dec 26 asset transfer.
4. Excludes Freddie Mac loans serviced under special servicing agreements where we have no obligation to advance.
th

HSART Master Trust Overview 20

HSART Structural Summary
Master Trust Overview
Cross collateralized receivables pool backing all series consists of approximately $3.2bn in advances related to approximately $79bn in
UPB on 771 non-agency PSAs
Seven series have been issued thus far, and six are currently outstanding:
HSART Master Trust Overview
21
Series:
2012
VF1
2012
VF2
2012
VF3
2012
T2 1&3yr
2013
T1
2012
MM1
Note Holder Barclays
Credit
Suisse
WFB
ABS
Investors
ABS
Investors
WFB
($ in Millions)
Lowest
Rating
BBB BBB BBB BBB BBB AA
$1,150.0 $293.5
$3,143.5
Current HSART Master Trust
Total
Variable Funding Notes Medium Term Notes 2a-7
Max
Capacity
$400.0 $300.0 $300.0 $700.0
HSART is structured as a master trust facility that provides HLSS the flexibility to periodically issue different debt “Series” secured by a common collateral set

Master Trust Receivables Distribution
HSART Master Trust Overview
HSART Collateral Base
22
Receivable Type
Advance Rate Estimate
(BBB)
1
Receivable Balance
2
% of
Receivables
Non-Judicial P&I 95.40% 445,828,154.28 $       13.86%
Non-Judicial Escrow 94.40% 390,653,453.57 12.14%
Non-Judicial Corporate 94.15% 177,410,031.85 5.51%
Judicial P&I 93.40% 794,610,865.77 24.70%
Non-Judicial Deferred Servicing Fees 92.65% 13,842,311.28 0.43%
Judicial Corporate 90.65% 335,432,593.39 10.43%
Judicial Escrow 89.65% 1,037,470,410.95 32.24%
Judicial Deferred Servicing Fees 85.15% 22,269,055.69 0.69%
Total Receivable Amount 92.28% 3,217,516,876.78 $    100.00%
1
Advance Rates vary by series due to interest expense differentials
2
Receivables balance as of December 26, 2012
Receivables Distribution

Capital Structure
HSART Series 2013 – T1
Marketing Summary
HSART Master Trust Overview
23
Class Rating (S&P) Note Balance Advance Rates Whisper Yield Priced Yield WAL Repay Date # of Accounts
A-1-T1 AAA(sf) $          562,355,000 79.84% 1.00% 0.90% 19
B-1-T1 AA(sf) 44,887,000 86.21% 1.40% 1.25% 3
C-1-T1 A(sf) 22,303,000 89.38% Low/Mid 2% 1.65% 8
D-1-T1 BBB(sf) 20,455,000 92.28% Low 3% 2.50% 12
Total 650,000,000 $          1.00%
Class Rating (S&P) Note Balance Advance Rates Whisper Yield Priced Yield WAL Repay Date # of Accounts
A-2-T1 AAA(sf) $          302,807,000 79.84% 1.65% 1.50% 16
B-2-T1 AA(sf) 24,170,000 86.21% Low 2% 1.75% 9
C-2-T1 A(sf) 12,010,000 89.38% Low 3% 2.50% 12
D-2-T1 BBB(sf) 11,013,000 92.28% Low 4% 3.25% 14
Total 350,000,000 $          1.61%
Class Rating (S&P) Note Balance Advance Rates Whisper Yield Priced Yield WAL Repay Date # of Accounts
A-3-T1 AAA(sf) $          129,774,000 79.84% Low/Mid 2% 2.30% 11
B-3-T1 AA(sf) 10,359,000 86.21% Low 3% 2.75% 6
C-3-T1 A(sf) 5,147,000 89.38% Low 4% 3.50% 10
D-3-T1 BBB(sf) 4,720,000 92.28% 5.00% 4.50% 10
Total 150,000,000 $          2.44%
Cumulative Total 1,150,000,000 $        1.70%
1
1 Duration WA COF
Five Year
4.98 1/16/2018
One Year
0.98 1/15/2014
Three Year
2.98 1/15/2016

HSART 2012 – T2 vs. HSART 2013 – T1
HSART Series 2013 – T1
Marketing Summary
HSART Master Trust Overview
24
Overview
Approximately 25% of allocations were distributed to investors who did not participate in the October transaction
The 5 year group alone was allocated to 21 unique investors creating a new duration data point for SAR issuers and investors to reference
Account Type HSART 2012 - T2 HSART 2013 - T1
Invest Manager 12 24
Insurance 9 10
Bank 2 6
Hedge Fund 6 5
State 2 2
Prop Desk 2 N/A
Utilities 1 N/A
Total 34 47
Number of Accounts
Top 5 Accounts 57.22% Top 5 Accounts 53.85%
Top 10 Accounts 80.91% Top 10 Accounts 69.43%
Remaining Accounts 19.09% Remaining Accounts 30.57%
Top Accounts
HSART 2012 - T2 HSART 2013 - T1
Account Type Total Allocation % of Allocation
Invest Manager $            77,798,000 58.62%
Insurance 43,107,000 27.80%
Hedge Fund 31,659,000 11.97%
Bank 2,500,000 1.61%
Total $          155,064,000 100.00%
Sub Allocation Distribution

47 unique accounts participated in the offering compared with 34 in the HSART 2012 – T2 term offering
$288,792,000
$861,208,000
HSART Investors
First time HSART Investor Previous HSART Investor
Rating 1 Year 3 Year 5 Year Total
AAA 19 16 11 29
AA 3 9 6 11
A 8 12 10 18
BBB 12 14 10 21
Total
1
42 34 21 47
1 Number of unique accounts
Number of Accounts
Account Type Total Allocation % of Allocation
Invest Manager $        771,162,000 77.55%
Bank 100,000,000 10.06%
Insurance 63,774,000 6.41%
Hedge Fund 34,500,000 3.47%
State 25,000,000 2.51%
Total 994,436,000 100.00%
Senior Allocation Distribution

Advances in excess of the below established thresholds are excluded from the collateral base calculation thereby reducing the effective
Advance Rate
Target Amortization Events
Earlier of the related expected repayment date or the occurrence of the following events:
The interest coverage ratio is < 5x as determined on the payment date and the two (2) proceeding payment dates
Servicer termination events on servicing agreements represents > 15% of all eligible servicing agreements included in the facility
Monthly reimbursement rate < 8.00%
Rating downgrade on any outstanding classes of Offered Notes within the series
Investor Protections
HSART Investor Protections
Collateral Value Exclusions
HSART Master Trust Overview
Test Threshold
Advance Ratio >100%
UPB Ratio >20%
Market Value Ratio >20%
Low UPB and mortgage loan sublimit >2%
Middle UPB and mortgage loan sublimit >8%
Single PSA funded limit >15%
Total receivables balance associated with any one REMIC cannot exceed 15% of all master trust receivables funded
Explanation
For each designated PSA, Stressed non-recoverable advances divided by scheduled P&I remittances for a given month cannot exceed 100%
For each designated PSA, advances divided by unpaid principal balance of such loan cannot exceed
20%
For each designated PSA, advances divided by the net property value of underlying properties cannot exceed 20%
Advances from PSAs with UPB < $10MM or < 50 mortgage loans cannot exceed 2% of total master trust receivables
Advances from PSAs with UPB > $10MM but < $25MM or > 50 but < 125 mortgage loans cannot exceed 8% of total master trust receivables
25
Facility Eligible Receivables and Servicing Agreements
Criteria includes but not limited to:
Mortgage loan is secured by a first lien on the property
PSAs provide for “first-in, first-out” or “FIFO” reimbursement of advances
PSAs provide for pool level or top of the waterfall non-recoverability provisions
Minimum UPB and loan count of $1mm and 15 mortgage loan, respectively

Revolving Period
For any class or series, commences on the issuance date and ends on the earlier to occur of (i) a targeted amortization event and (ii)
an early amortization event
MTN Holders – Interest only period for MTNs, no principal is due or paid
For any class or series, commences upon the occurrence of a targeted amortization event. During a TAP for any class or series, new receivables are still funded while collections are used to amortize such class or series on a scheduled basis
MTN Holders - As currently structured, all existing and newly issued MTNs will have identical targeted amortization triggers. Once triggered, MTN holders will be contractually entitled to a six-month repayment of principal which are to be paid from collections. In the event, collections are unable to support the scheduled amortization of all notes in TAP, the full transaction would enter the early amortization period described below
For all classes within the HSART facility, commences upon the occurrence of an early amortization event. During the EAP, new advances are not funded and all collections are used to fully turbo all outstandings series on a pro-rata and pari passu basis
MTN Holders – Upon an early amortization event, all Series are allocated a pro-rata portion of collections according to their respective “Invested Amounts”. Classes within each Series are paid sequentially according to seniority
Transaction Phases
HSART Transaction Phases
HSART Master Trust Overview
26
Targeted Amortization Period (“TAP”)
Facility Early Amortization Period (“EAP”)

HLSS HOME LOAN™ SERVICING SOLUTIONS

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Jan 24 2013 10:08:25
From • WFS RMBS WELLS FARGO (WELLS FARGO SECURITI)
Subject **UPDATE #1**WFS HLSS MARKETS THURS 1.24.13
Attached No Attachments | 91) ☆ | 92) Move ▾ | 94) Tags ▾
Desk #: 704.410.3303

	Bid		Offer	Bid		Offer	Bid Px	~Bid Yld
HSART 2013-T1 A1	50/E	x		30mm	x		~100-02+	0.82%
HSART 2013-T1 B1	80/E	x		5mm	x		~100-04	1.12%
HSART 2013-T1 C1	100/E	x		3mm	x		~100-10	1.32%
HSART 2013-T1 D1	185/E	x		1-2mm	x		~100-10	2.16%
HSART 2013-T1 A2	82/N	x	*SOLD*	15mm	x	*SOLD*	~100-08	1.42%
HSART 2013-T1 B2	105/N	x	95/N	2-3mm	x	1.0mm	~100-18	1.57%
HSART 2013-T1 C2	170/N	x	155/N	1mm	x	250k	~100-27	2.27%
HSART 2013-T1 D2	240/N	x	220/N	750k	x	300k	~100-31	3.02%
HSART 2013-T1 A3	130/N	x		10mm	x		~100-13	2.21%
HSART 2013-T1 B3	175/N	x		1-2mm	x		~100-13	2.66%
HSART 2013-T1 C3	235/N	x		500k	x		~101-02	3.26%
HSART 2013-T1 D3	335/N	x		500k	x		~101-01	4.26%

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2013 Bloomberg Finance L.P.
SN 809107 EST GMT-5:00 G990-3344-0 25-Jan-2013 12:10:23

HSART Market Making
The uniform nature of the master trust medium term notes will likely result in increased flow and liquidity as new issuances are brought to market and the outstanding HSART footprint grows
HSART Master Trust Overview
HSART Market Making
27

Appendices 28

HSART Series 2012 - T2
Marketing Summary
Capital Structure
29
Appendices
Class Rating (S&P)
Initial Note
Balance
Advance
Rates
Pre-Marketing Yield
Indications
Priced Yield
WAL
1
Principal
Window
Expected
Repayment
Date
Number of
Accounts
A-1 AAA $215,067,000 78% 1.75% 1.35% 15
B-1 AA $17,807,000 85% 2.50% 1.75% 5
C-1 A $8,903,000 88% 4.00% 3.25% 11
D-1 BBB $8,223,000 91% 4.75% 4.00% 9
Total $250,000,000 1.53%
A-2 AAA $387,121,000 78% 2.50% 2.00% 14
B-2 AA $32,053,000 85% 3.25% 2.50% 9
C-2 A $16,026,000 88% 5.00% 4.00% 13
D-2 BBB $14,800,000 91% 5.75% 5.00% 12
Total $450,000,000 2.21%
Cumulative Total 700,000,000 2.10%
2
1
Weighted average life to Expected Maturity Date
2
Duration weighted average cost of funds
Series 2012 - T2 Term Notes
1.00 12-12
3.00 36-36
10/15/2013
10/15/2015
$

34 total accounts were allocated bonds with investment managers and insurance companies representing the majority of the order book
The continued pursuit of yield in high quality cash flows helped to bring in new SAR investor interest
First time SAR investors accounted for 31% of the order book
Three accounts put in for the full deal size
No explicit guidance from accounts that the “S&P only” profile caused any material value concession
HSART Series 2012 - T2
Investor Composition
Series – T2 Investor Composition
30
Appendices
Account Type Total Allocation % of Allocation
Invest Mgmt $335,121,000 55.65%
Insurance $148,567,000 24.67%
Bank $75,000,000 12.45%
State $25,500,000 4.23%
Hedge Fund $14,000,000 2.32%
Utilities $4,000,000 0.66%
Total Senior $602,188,000 100.00%
Senior Allocation Distribution
Account Type Total Allocation % of Allocation
Invest Mgmt $45,736,000 46.76%
Insurance $30,500,000 31.18%
Hedge Fund $18,326,000 18.74%
Prop Desk $3,250,000 3.32%
Total Subs $97,812,000 100.00%
Sub Allocation Distribution
Rating 1 Year 3 Year
Total
1
AAA 15 14 23
AA 5 9 10
A 11 13 17
BBB 9 12 13
Total
1
24 24 34
1 Total number of unique accounts
Number of Accounts
$216,999,000
$483,001,000
New SAR Investors
Previous SAR Investor
New SAR Investor

HLSS Servicer Advance Receivables Trust